STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.7%
Capital Goods - 2.4%
BAE Systems PLC	2,701,565		44,696,734
Otis Worldwide Corp.	92,450		9,609,253
			54,305,987
Commercial & Professional Services - 1.4%
Automatic Data Processing, Inc.	65,710		18,183,928
Verisk Analytics, Inc.	51,500		13,799,940
			31,983,868
Consumer Discretionary Distribution & Retail - 5.8%
Amazon.com, Inc.	650,590	[a]	121,224,435
The Home Depot, Inc.	30,000		12,156,000
			133,380,435
Consumer Durables & Apparel - 3.8%
Hermes International SCA	8,395		20,614,837
LVMH Moet Hennessy Louis Vuitton SE	60,560		46,413,413
NIKE, Inc., Cl. B	234,805		20,756,762
			87,785,012
Consumer Services - 2.7%
Marriott International, Inc., Cl. A	93,690		23,291,334
McDonald's Corp.	126,735		38,592,075
			61,883,409
Energy - 4.2%
Chevron Corp.	400,910		59,042,016
Exxon Mobil Corp.	313,525		36,751,401
			95,793,417
Financial Services - 15.4%
Berkshire Hathaway, Inc., Cl. A	70	[a]	48,382,600
BlackRock, Inc.	60,220		57,179,492
CME Group, Inc.	122,000		26,919,300
Intercontinental Exchange, Inc.	239,215		38,427,498
Mastercard, Inc., Cl. A	76,680		37,864,584
S&P Global, Inc.	121,792		62,920,183
Visa, Inc., Cl. A	301,395	[b]	82,868,555
			354,562,212
Food, Beverage & Tobacco - 2.5%
PepsiCo, Inc.	188,920		32,125,846
The Coca-Cola Company	366,340		26,325,192
			58,451,038
Health Care Equipment & Services - 7.0%
Abbott Laboratories	304,440		34,709,204
Intuitive Surgical, Inc.	89,410	[a]	43,924,451
UnitedHealth Group, Inc.	139,925		81,811,349
			160,445,004

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Household & Personal Products - .6%
The Procter & Gamble Company		77,720		13,461,104
Insurance - 2.3%
The Progressive Corp.		211,640		53,705,766
Materials - 1.4%
The Sherwin-Williams Company		83,970		32,048,830
Media & Entertainment - 4.1%
Alphabet, Inc., Cl. C		571,815		95,601,750
Pharmaceuticals, Biotechnology & Life Sciences - 7.6%
AstraZeneca PLC, ADR		355,000		27,658,050
Eli Lilly & Co.		25,000		22,148,500
ICON PLC		10,000	[a]	2,873,100
Novo Nordisk A/S, ADR		833,380		99,230,557
Zoetis, Inc.		117,610		22,978,642
				174,888,849
Real Estate Management & Development - 1.0%
CoStar Group, Inc.		318,040	[a]	23,992,938
Semiconductors & Semiconductor Equipment - 10.6%
ASML Holding NV		78,790		65,651,767
NVIDIA Corp.		535,000		64,970,400
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		210,500		36,557,535
Texas Instruments, Inc.		369,015		76,227,429
				243,407,131
Software & Services - 15.5%
Adobe, Inc.		73,295	[a]	37,950,685
Gartner, Inc.		29,495	[a]	14,946,886
Intuit, Inc.		82,465		51,210,765
Microsoft Corp.		492,895		212,092,718
ServiceNow, Inc.		44,650	[a]	39,934,513
				356,135,567
Technology Hardware & Equipment - 7.8%
Apple, Inc.		768,605		179,084,965
Transportation - 3.6%
Canadian Pacific Kansas City Ltd.		369,795		31,632,264
Old Dominion Freight Line, Inc.		100,000		19,864,000
Union Pacific Corp.		126,310		31,132,889
				82,629,153
Total Common Stocks (cost $797,740,163)				2,293,546,435
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,830,332)	4.95	8,830,332	[c]	8,830,332
Total Investments (cost $806,570,495)		100.1%		2,302,376,767

Liabilities, Less Cash and Receivables	(.1%)	(1,683,865)
Net Assets	100.0%	2,300,692,902

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2024, the value of the fund’s securities on loan was $16,792,846 and the value of the collateral was $17,148,179, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of September 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,293,546,435	-	-	2,293,546,435
Investment Companies	8,830,332	-	-	8,830,332

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2024, accumulated net unrealized appreciation on investments was $1,495,806,272, consisting of $1,499,107,315 gross unrealized appreciation and $3,301,043 gross unrealized depreciation.

At September 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.